EXHIBIT 21
[S]                                                   [C]
             SUBSIDIARIES OF REGISTRANT
HOME PROPERTIES OF NEW YORK, INC. OWNS INTEREST IN:
                                                         STATE OF FORMATION
Home Properties of New York, L.P.                             New York
Home Properties Trust                                         Maryland
200 East Avenue Associates, LP                                New York
Black Brook Housing Company, L.P.                             New York
HP Knolls LP                                                  New York
HP Knolls II, LP                                              New York
Lenox Landing LLC                                             New York
Oak Square Housing Company, L.P.                              New York
Peppertree Apartment Company                                  New York
Riverwood Apartment Company                                   New York
Sunset Garden Limited Partnership                             New York
Washington Township Associates, LP                            New York
HME/Fairways at Village Green                                 New York
Home Properties/Fairways at Village Green                     New York
Perinton Development Corp.                                    New York
HOME PROPERTIES OF NEW YORK, L.P.  OWNS INTEREST IN:
CORPORATIONS:
Home Properties Management, Inc. (Class B. Stock)             New York
Conifer Realty Corporation (Class B Stock)                    Maryland
Conifer Construction (Home Properties Management,             Maryland
Inc.)

PARTNERSHIP
175 North Clinton Associates, L.P.                            New York
200 East Avenue Associates, L.P.                              New York
1400 Associates LP                                            New York
Alfred Housing Associates                                     New York
Ambassador Associates, L.P.                                   New York
Apple Meadow Limited Partnership                              New York
Arcade Manor, A Limited Partnership                           New York
Arlington Manor LP                                            New York
Bellwood Gardens, L.P.                                        New York
Belmont Village Court, A Limited Partnership                  New York
Black Brook Housing Company                                   New York
Blairview Associates                                          New York
Bolivar Manor, Limited Partnership                            New York
Bridgeview Apartments, A Limited Partnership                  New York
Brown Square I Associates LP                                  New York
Candlelight Lane Associates, L.P.                             New York
Canisteo Manor, L.P.                                          New York
Canton Housing Redevelopment Company                          New York
Carrolltown Heights, A Limited Partnership                    New York
Carthage Court Housing Company, L.P.                          New York
Carthage Housing Company, L.P.                                New York
Cattaraugus Manor, L.P.                                       New York
Claire Court Associates, L.P.                                 New York
College Greene Rental Associates, L.P.                        New York
Concord Associates                                            New York
Conifer Baldwinsville Associates                              New York
Conifer Bridgeport Associates                                 New York
Conifer Central Square Associates, L.P.                       New York
Conifer Cortland Associates                                   New York
Conifer Dexter Associates                                     New York
Conifer Dundee Associates LP                                  New York
Conifer Elmira Associates                                     New York
Conifer Fort Hill Associates, L.P.                            New York
Conifer Gateway Associates                                    New York
Conifer Genesee Associates                                    New York
Conifer Greenway Associates, L.P.                             New York
Conifer Hasting Associates                                    New York
Conifer Irondequoit Associates                                New York
Conifer Keuka Associates                                      New York
Conifer Lafargeville Associates                               New York
Conifer Meadowview Associates                                 New York
Conifer Mendon Associates                                     New York
Conifer Ontario Associates                                    New York
Conifer Oswego Associates                                     New York
Conifer Palmyra Associates                                    New York
Conifer Penn Yan Associates LP                                New York
Conifer Pinehurst Associates                                  New York
Conifer Riverton Associates                                   New York
Conifer Stratford Associates                                  New York
Conifer Syracuse Associates                                   New York
Conifer Utica Associates, L.P.                                New York
Conifer Waterville Associates                                 New York
Conifer Wayne Associates                                      New York
Conifer Wedgewood Associates                                  New York
Conneaut, Ltd.                                                New York
Connellsville Heritage Apartments, A Limited                Pennsylvania
       Partnership
Corinth Housing Redevelopment Co., L.P.                       New York
Creekside Apartments, a limited partnership                 Pennsylvania
East Court V Associates                                       New York
Essex Evansdown Associates                                    New York
Evergreen Hills Associates, L.P.                              New York
Evergreen Hills II Associates LP                              New York
Evergreen Hills 3 Associates LP                               New York
Family Housing Council LTD                                    New York
Freedom  Apartments,   Limited Partnership                    New York
Geneva Garden Associates, L.P.                                New York
Geneva, Ltd.                                                  New York
Glen Apartments, A Limited Partnership                        New York
Gouverneur Senior Housing Associates, LP                      New York
Greater Rochester Housing                                     New York
Greenwich Housing Redevelopment Co.                           New York
Greenwood Apartments, A Limited Partnership                 Pennsylvania
Groton Housing Redevelopment Co.                              New York
Hancock Housing Redevelopment Co.                             New York
Harrison City Associates, A Limited Partnership             Pennsylvania
Hillside Terrace Associates, L.P.                             New York
HME/Fairways at Village Green Partnership                     New York
HP-BC Limited Partnership                                     New York
HP Hudson Terrace Associates L.P.                             New York
HP Knolls I Associates, L.P.                                  New York
HP Knolls II Associates, L.P.                                 New York
Home Properties/Fairways at Village Green                     New York
Home Properties Canterbury No. 1 Limited Partnership          Maryland
Home Properties Canterbury No. 2 Limited Partnership          Maryland
Home Properties Canterbury No. 3 Limtied Partnership          Maryland
Home Properties Chestnut Crossing Limited Partnership         Maryland
Home Properties Village Square Limited Partnership            Maryland
Home Properties Doub Meadow Limited Partnership               Maryland
Home Properties Gateway Village Limited Partnership           Maryland
Home Properties Owings Run Limited Partnership                Maryland
Home Properties Owings Run 2 Limited Partnership              Maryland
Home Properties Shakespeare Park Limited Partnership          Maryland
Home Properties/Olde Mill                                     New York
H T Development Associates LP                                 New York
Huntington Associates LP                                      New York
Independence Apartments, A Limited Partnership              Pennsylvania
Lafarge Housing Associates                                    New York
Lake City, Limited Partnership                              Pennsylvania
Lake Street Apartments, L.P.                                Pennsylvania
Lenox Landing Associates, L.P.                                New York
Liberty Apartments, Ltd.                                    Pennsylvania
Lima Manor Associates                                         New York
Linda Lane Associates                                         New York
Linderman Creek Associates LP                                 New York
Little Creek Apartments, a limited partnership              Pennsylvania
Little Valley Estates, L.P.                                 Pennsylvania
M.V. Commercial Associates (general partnership)              New York
Macartovin Associates, a limited partnership                  New York
Malone Housing Redevelopment Co.                              New York
Malvina Street Apartments, a limited partnership            Pennsylvania
Maple Leaf Apartments, L.P.                                 Pennsylvania
Mendon II Associates                                          New York
Mercer Manor, A Limited Partnership                         Pennsylvania
Monica Place Associates                                       New York
Moses Dewitt Associates LP                                    New York
Mt. Vernon Associates LP                                      New York
Nichols Housing Associates LP                                 New York
Northwood Associates                                          New York
Norwich Housing Redevelopment Co.                             New York
Oak Square Housing Company,L.P.                               New York
Oneonta Housing Co., l.P.                                     New York
Ontario II Associates                                         New York
Oswayo Apartments, A Limited Partnership                      New York
P-K Partnership                                             Pennsylvania
Parkview Apartments, A Limited Partnership                  Pennsylvania
Peppertree Apartments Company, L.P.                           New York
Peppertree Park Company, L.P.                                 New York
Plattsburgh Housing Company, L.P.                             New York
Port Byron Housing Redevelopment Company, L.P.                New York
Portville Manor, A Limited Partnership                      Pennsylvania
Portville Square Apartments, A Limited Partnership          Pennsylvania
Ravena Housing Co.                                            New York
Rivercourt Apartments                                       Pennsylvania
Riverwood Apartments Company II, L.P.                         New York
Riverwood Apartments Company, L.P.                            New York
R J P Associates, L.P.                                        New York
Rose Square Apartments, L.P.                                Pennsylvania
Salina Square Assoicates, L.P.                                New York
Sandy Creek Associates                                        New York
Schroon Lake Housing Redevelopment Co.                        New York
Scottdale Plaza Apartments, A Limited Partnership           Pennsylvania
Seneca Woods Apartments, A Limited Partnership                New York
Sheffield Country Manor, A Limited Partnership              Pennsylvania
Sherburne Housing Redevelopment Company, L.P.                 New York
Sidney Housing Company, LP                                    New York
Sidney Park Housing Company, LP                               New York
Silver Maples Associates                                    Pennsylvania
South 15th Apartments, L.P.                                   New York
St. Bernard's Associates, L.P.                                New York
St. Bernards II Associates LP                                 New York
St Joes Heritage Associates LP                                New York
St. Michael's Associates, L.P.                                New York
St. Paul Genesee Associates                                   New York
Summit Manor, A Limited Partnership                         Pennsylvania
Taylor Terrace Apartments, A Limited Partnership            Pennsylvania
Tionesta Manor, A Limited Partnership                         New York
Tower View, Limited Partnership                             Pennsylvania
Townview Apartments, A Limited Partnership                  Pennsylvania
Towpath II Associates LP                                      New York
Tremont Station, Limited Partnership                        Pennsylvania
Trinity Hudson Associates, L.P.                               New York
Valley Park South Partnership                                 New York
Village Square Associates                                     New York
Washington Park Associates                                    New York
Washington Township Associates, L.P.                          New York
Webster Manor Associates                                      New York
Wilmington Housing Redevelopment Co.                          New York
Windsor Place Associates, L.P.                                New York
Woodside Apartments, A Limited Partnership                  Pennsylvania
Yorkshire Corners, A Limited Partnership                    Pennsylvania

LIMITED LIABILITY COMPANIES:
Carriage Hill Venture, LLC                                    Michigan
Carriage Park Associates, LLC                                 Michigan
Century Investors, LLC                                        New York
Cherry Hill Village Venture, LLC                              Michigan
The Colony of Home Properties, LLC                            New York
Conifer Marwood Development LLC                               Maryland
Curren Terrace,LLC                                            New York
Deerfiel Woods Home Properties LLC                            Michigan
Dunedin I, LLC                                                New York
Dunedin II, LLC                                               New York
Home Properties Bonnie Ridge LLC                              Maryland
Home Properties Broadlawn, LLC                                New York
Home Properties Canterbury No. 4, LLC                         Maryland
Home Properties Carriage Hill, LLC                            Virginia
Home Properties Carriage House LLC                            Maryland
Home Properties Castle Club, LLC                              New York
Home Properties Colonies, LLC                                 New York
Home Properties Country Club Estates, LLC                     Maryland
Home Properties Country Village LLC                           Maryland
Home Properties Falcon Crest Townhouses, LLC                  Maryland
Home Properties Golf Club, LLC                                New York
Home Properties Laurel Pines LLC                              Maryland
Home Properties Mansion House, LLC                            New York
Home Properties Maple Lane I, LLC                             New York
Home Properties Maple Lane II, LLC                            New York
Home Properties Maryland, LLC*                                Maryland
Home Properties Morningside Heights LLC                       Maryland
Home Properties Morningside North, LLC                        Maryland
Home Properties Morningside Six, LLC                          Maryland
Home Properties Pavilion, LLC                                 Maryland
Home Properties Pines of Perinton, LLC                        New York
Home Properties Racquet Club East, LLC                        New York
Home Properties Riverdale Apartments, LLC                     Virginia
Home Properties Rolling Park, LLC                             Maryland
Home Properties Seminary Hills, LLC                           Virginia
Home Properties Seminary Towers, LLC                          Virginia
Home Properties Selford Townhouses, LLC                       Maryland
Home Properties Sherwood Gardens, LLC                         New York
Home Properties Springwells, LLC                              Michigan
Home Properties Strawberry Hill LLC                           Maryland
Home Properties Sugartown Mews, LLC                           New York
Home Properties Tamarron, LLC                                 Maryland
Home Properties Timbercroft I, LLC                            Maryland
Home Properties Timbercroft III, LLC                          Maryland
Home Properties Trexler Park, LLC                             New York
Home Properties William Henry, LLC                            New York
Home Properties William Henry II, LLC                         New York
Home Properties William Henry III, LLC                        New York
Home Properties WMF I, LLC                                    New York
Leland Gardens LLC                                            New YOrk
Macomb Apartments Home Properties LLC                         Michigan
Patchogue Senior Apartments, LLC                              New York
Royal Gardens Associates LLC                                  New York
Woodgate Place Associates LLC                                 New York